Exhibit 99.1

Stifel Financial Corp.

March 2015

Disclaimer

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, SF or the Company ). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Use of Non-GAAP Financial Measures

The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income from continuing operations before income taxes, provision for income taxes, net income from continuing operations, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and twelve months ended December 31, 2014. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s financial performance.

Stifel Overview

Stifel – Premier Investment Bank and Full-Service Investment Firm

Stifel at a Glance

Core Net Revenue—$2,213 million

Global Wealth Management (GWM) Institutional Group (IG)

Net Revenue—$1,233 million Net Revenue—$994 million

Private Client Equity & Fixed Income Capital Raising

Stifel Bank & Trust M&A Advisory / Restructuring

Margin and Securities-based Lending Institutional Equity and Fixed Income Brokerage

Asset Management Independent Research

Low leverage (3.1x) (1) (2), $2.3 billion stockholders’ equity (2) and $3.7 billion market capitalization (3)

34% Insider ownership aligns employees’ interests with other shareholders (4)

Over 6,200 associates(2)

Balanced business mix (55% GWM / 45% IG) (2014 net revenues)

Over 2,100 financial advisors(2) with $187 billion in combined client assets(2) – national presence

Largest U.S. equity research platforms with over 1,400 stocks under coverage(2)

Broad investment banking and institutional sales and trading capabilities – domestic and international

(1) Assets / equity (as adjusted).

(2) As of 12/31/2014.

(3) As of 3/6/2015.

(4) Insider ownership percentage includes all fully diluted shares, units outstanding and options outstanding, as of 12/31/2014.

Leading broker-dealer providing wealth management and institutional services to consumers and companies

STIFEL

Stifel's Differentiated Value Proposition: Growth, Scale and Stability

Bulge Bracket
- ☑ Size / scale
- ☑ Large distribution
- ☑ Trading
- ☑ Retail

Issues
- ☒ Lack of focus
- ☒ Banker turnover
- ☒ Lack of commitment
- ☒ Research indifference
- ☒ Lack of growth investors

STIFEL
- ☑ Size / scale
- ☑ Firm focus
- ☑ Stability (financial & personnel)
- ☑ Large distribution
- ☑ Trading
- ☑ Outstanding research
- ☑ Retail

Boutique
- ☑ Firm focus
- ☑ Good research
- ☑ Growth investor access

Issues
- ☒ Financial / firm stability
- ☒ Trading support
- ☒ Few with retail

Institutional

- ***LARGEST*** provider of U.S. equity research
- ***2nd LARGEST*** Equity trading platform in the U.S. outside of the Bulge Bracket firms(1)
- ***FULL SERVICE*** investment banking with expertise across products and industry sectors
- ***ACCESS TO*** top ten private client platform

Wealth Management

Retail Brokerage by Number of Advisors(2)

Rank	Firm	Advisors
1	Morgan Stanley Wealth Management	16,162
2	Bank of America Merrill Lynch	15,900
3	Wells Fargo Securities	15,163
4	Raymond James	6,265
5	UBS	4,286
6	Stifel + Sterne Agee	2,833
	Stifel	2,103
7	RBC Capital Markets	1,900
8	Oppenheimer & Co Inc	1,390
9	JPMorgan	800
10	Deutsche Bank	772
11	Sterne Agee & Leach Inc	730
12	Janney Montgomery Scott	725
13	Robert W Baird & Co	709
14	Stephens Inc.	526
15	Southwest Securities Inc	464

(1) Based on 2014 U.S. trading volume per Bloomberg.
(2) Source: SIFMA and publicly available information for U.S. brokerage networks. Includes investment banks only. Represents Wealth Management Americas segment only.

5

Significant Growth

2015

2014 Sterne Agee (pending),

De La Rosa, Sidoti Joint Venture,

Oriel Securities, Leumi Partners

2013 1919 Investment Collaboration

Acacia Bank & Counsel, Agreement

2013 Ziegler Lotsoff Merchant Capital

Knight Capital

Group’s Fixed

2013 Income

Keefe, Bruyette Division

& Woods

2012 Acquisition

Miller Buckfire

2011

Stone & Youngberg

2010

Thomas Weisel

Partners

2009

56 UBS Private Client

Branches Acquired

Butler 2008 Wick Net

2007

Ryan Beck Acquisition Revenues

Stifel Bank & Trust(

$

M)

2005

Legg Mason’s Capital

Markets Division

Acquired

As of 3/3/15.

Building Scale

STIFEL

Each merger has been accretive to Stifel and retention remains high

Merchant Capital L.L.C.	▪ Public Finance ▪ December 2014	Miller Buckfire	▪ Restructuring advisory ▪ December 2012
1919 Investment Counsel	▪ Customized investment advisory and trust services ▪ November 2014	Stone & Youngberg	▪ Fixed Income IB, Sales and Trading ▪ Private Client ▪ **Seamless & efficient integration** ▪ October 2011
Oriel Securities	▪ UK-based full service investment bank ▪ July 2014	Thomas Weisel Partners – Experts in Growth	▪ Growth Focused ▪ Investment Banking ▪ Research, Sales and Trading ▪ **Achieved cost efficiencies** ▪ July 2010
De La Rosa Investment Bankers	▪ California-based investment bank and bond underwriter ▪ April 2014	56 UBS Branches	▪ Private Client ▪ **Revenue production has exceeded expectations** ▪ October 2009
Ziegler Lotsoff Capital Management, LLC	▪ Asset Management ▪ Over $4 billion in assets ▪ November 2013	Butler Wick investments-trust-insurance	▪ Private Client ▪ Public Finance ▪ **Seamless & efficient integration** ▪ December 2008
Acacia Federal Savings Bank	▪ Clean portfolio of 1-4 family residential mortgages ▪ October 2013	First Service Bank Relationship Banking	▪ Bank holding company ▪ Financial holding company ▪ **Grown assets from ~ $100M to $5.0B** ▪ April 2007
Knight Fixed Income	▪ Fixed Income Sales and Trading – U.S. & Europe ▪ Fixed Income Research ▪ July 2013	Ryan Beck & Co.	▪ Private Client ▪ Capital Markets ▪ **Achieved cost savings objectives** ▪ February 2007
KBW	▪ FIG Investment Banking ▪ FIG Sales and Trading / Research ▪ **Exceeded expectations** ▪ February 2013	Legg Mason Capital Markets	▪ **Significant enhancement to our Capital Markets business** ▪ Achieved cost savings objectives ▪ December 2005

7

Acquisition Updates

[Graphic Appears Here]

[Graphic Appears Here]

Closed December 31, 2014

Closed November 7, 2014

Added approximately $9 billion in client assets

Closed July 31, 2014 / Full-service broker-dealer based in London

Integration and conversion efforts scheduled for Q1 2015

Ranked #1 in municipal negotiated issues in 2014¹

+ Ranked #1 in 2014 municipal negotiated:

K-12

TIF

Assessment District Financing

Multifamily Housing Financing

Stifel/KBW ranked #1 M&A advisor in the mid-market in 2014²

Ranked #1 in bank M&A in 2014³

Ranked #1 in bank & thrift IPOs in 2014?

Ranked #2 in bankruptcy cases for the fourth quarter of 2014?

Sources: ¹Ranking according to Thomson Reuters SDC. Includes acquired firms. ²Ranking according to Thomson Reuters. ³Ranking according to SNL Financial based on deal value. ?Ranking according to SNL Financial based on deal credit. ?Ranking according to The Deal.

Well-diversified, low risk business model with balanced retail and institutional exposure

[Graphic Appears Here]

Unburdened by capital constraints

Low leverage business model and conservative risk management

Limited balance sheet risk

Stable wealth management business is augmented by profitable and growing institutional business

Drive revenue synergies by leveraging the wealth management and institutional business

Net Revenues Core Operating Contribution

2013 2014 2013 2014

Balanced business model facilitates growth in all market environments

Note: Net revenues and operating contribution percentages excludes the Other segment. Refer to slide 30 for additional segment information.

Demonstrated ability to grow through all market environments while maintaining solid profitability

Core Net Revenues ($MM) Core Net Income ($MM)

CAGR: 22% CAGR: 24%

Financial Crisis Financial Crisis

Segment Overview – Global Wealth Management

Global Wealth Management

Provides Securities Brokerage Services and Stifel Bank Products

Overview National Presence

Grown from 600+ financial advisors in 2005 to over

2,100(1) financial advisors currently

Proven organic growth and acquirer of private client

business

Individual investors are generally mid- to long-term

buyers

Goal of providing price stability and support to the

institutional order book

Strategy of recruiting experienced advisors with

established client relationships

Expanding U.S. footprint

Net Revenues ($MM) Core Operating Contribution ($MM)

CAGR: 23% CAGR: 27%

Includes Independent Contractors. 12

Global Wealth Management

Key Operating Metrics

Financial Advisors (1) Branches

Accounts Total Client Assets ($MM)

(1) Includes Independent Contractors. 13

Stifel Bank and Trust

Overview

Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007

Stifel Financial became a bank holding company and financial services holding company

Balance sheet growth with low-risk assets

Funded by Stifel Nicolaus client deposits

Maintain high levels of liquidity

Strength of Brokerage Position

Offers banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services

Built-in source of business

High net worth clients

Highly efficient due to lack of “brick and mortar” deposit focused facilities

Interest Earnings Assets(1) Investment Portfolio Loan Portfolio (Gross)

Total: $4.9 Billion Total: $2.7 Billion(2) Total: $2.1 Billion(3)

Note: Data as of 12/31/14

Average interest earning assets as of 12/31/14.

Non-agency MBS, Commercial MBS, and Munis make up less than 10% of Investment Portfolio.

Commercial Real Estate and Home Equity Lines of Credit make up less than 1% of the loan portfolio.

Growing Asset Management Capabilities

Total Assets: $20.1 Billion¹

Assets¹ Location

Baltimore, New York,

$10.0 Billion Cincinnati, Philadelphia

Chicago, Milwaukee,

$6.0 Billion St. Louis

$2.0 Billion Baltimore, MD

$1.0 Billion Portland, OR

$755 Million Florham Park, NJ

$305 Million San Francisco, CA

¹Asset as of December 31, 2014. Includes assets under advisement and assets under management. Excludes private equity funds. Missouri Valley Partners merged with Ziegler Capital Management, LLC on 10/31/2014

Segment Overview – Institutional Group

Institutional Group

Overview

Provides securities brokerage, trading, research, underwriting and corporate advisory services

Largest provider of U.S. Equity Research

2nd largest Equity trading platform in the U.S. outside of the Bulge Bracket(1)

Full-service Investment Bank

Comprehensive Fixed Income platform

Net Revenues ($MM)(2)(3)

Equity Brokerage + Investment Banking(2)

Fixed Income Brokerage + Investment Banking

(1) Based on 2014 U.S. trading volume per Bloomberg. (2) Includes Thomas Weisel historical investment banking revenues for years 2006 through September 30, 2010.

(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million. 17

Institutional Group – Research

STIFEL

Largest U.S. Equity Research Platform

U.S. Equity Research Coverage (1)

Rank	Firm	Companies Under Coverage: Overall	Mid Cap(2)	Small Cap(2)
1	Stifel/KBW	1426	521	448
2	BofA Merrill Lynch	1169	450	140
3	Wells Fargo Securities	1095	413	182
4	JPMorgan	1070	396	127
5	Goldman Sachs	1021	356	75
6	Credit Suisse	969	303	155
7	Barclays	967	309	113
8	**Raymond James**	**955**	**368**	**250**
9	Morgan Stanley	953	312	91
10	RBC Capital Markets	934	329	133
11	**Jefferies & Co.**	**924**	**319**	**177**
12	Deutsche Bank Securities	893	287	123
13	Citi	860	283	107
14	UBS	780	221	83
15	**Robert W. Baird & Co**	**667**	**244**	**137**
16	**Cowen And Company**	**639**	**202**	**168**
17	**BMO Capital Markets**	**630**	**195**	**104**
18	**William Blair & Company**	**588**	**208**	**156**
19	**Keybanc Capital Markets**	**565**	**268**	**N/A**
20	**Evercore**	**559**	**N/A**	**N/A**
21	Morningstar, Inc.	545	N/A	N/A
22	**Piper Jaffray**	**540**	**180**	**175**
23	**Sterne, Agee & Leach**	**530**	**203**	**120**
24	**Suntrust Robinson Humphrey**	**524**	**213**	**112**
25	**Macquarie Group**	**509**	**182**	**77**

(1) Source: StarMine rankings as of 3/3/15. Does not include Closed End Funds.
(2) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Note: Bold font indicates middle-market firms.
(3) Research coverage distribution as of 1/27/15.

Stifel Research Highlights

- Largest provider of U.S. Equity Research
- Largest provider of U.S. Small Cap Research
- 116 analysts globally across 12 sectors
- Largest provider of Financial Services coverage
- Ranked #5 in the FT/Starmine 2014 Survey

Coverage Balanced Across All Market Caps (3)



Large Cap 35%
Small Cap 31%
Mid Cap 34%

18

Institutional Group – Equity Sales and Trading

Powerful Platform Spanning North America and Europe

Institutional Equity Sales

103 person sales force, commission based

Experts in small and mid cap growth and value

Team based sales model with 2-4 sales people per account

Team leaders have an average of 15 years experience

Offices in all major institutional markets in North America & Europe

Accounts range from large mutual funds to small industry focused investors

Managed over 712 non-deal roadshow days in 2014

Extensive experience with traditional and overnight corporate finance transactions

Equity Trading

92 sales traders located in

Baltimore, New York, Boston, Dallas, San Francisco, and London

28 position traders covering each major industry

8 specialized traders focused on: Option Trading, Convertible and ETF Trading

Profitable model with advantages of scale

Extensive Distribution Network

Relationships with over 3,500 institutional accounts globally

Active daily market maker in over 3,700 stocks

Traded over 11.76 billion shares in 2014

Complete coverage of North America and Europe for North American listed equities

Major liquidity provider to largest equity money management complexes

Multi-execution venues: high-touch, algorithms, program trading, and direct market access

Dedicated convertible sales, trading, and research desk

Institutional Group – Fixed Income

Strong Fixed Income Brokerage Capabilities

Overview

Comprehensive platform

90 traders with annual client trade volume

approaching $400 billion

28-person Fixed Income Research and Strategy Group

7 person US Corporate Debt Capital Markets Group

Widespread distribution

More than 200 Institutional sales professionals covering over 6,500 accounts

40 institutional fixed income offices nationwide

European offices in London and Zurich

Client Distribution (1)(2)

Platform & Products

Customer-driven US Government and Agency Municipal Sales and Trading and

Securities Public Finance

Focus on long-only money

managers and income funds Investment Grade Credit UK Sales and Trading (former

Mortgage-Backed Securities (MBS) Knight Capital team)

versus hedge funds

Reverse MBS High Yield and Distressed Credit

Consistency of execution Whole Loans Loan Trading Group

Identification of relative Government-Guaranteed Loans Aircraft Finance & Credit Solutions

value through asset Asset-Backed Securities (ABS) Hybrid Securities class/security selection Commercial Mortgage-Backed Emerging Markets

Securities (CMBS) Structured Products

(1) Client Distribution is as of 11/30/2014. Certificates of Deposit

(2) Other category includes: Credit Union, Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit 20

Institutional Group – Public Finance

STIFEL

Overview

- Stifel has ranked in the top ten nationally for senior managed negotiated underwritings for the past three years, and Stifel has ranked number one nationally for senior managed K-12 negotiated underwritings since 2011.
- Stifel's Public Finance Group ranked #1 in municipal negotiated issues in 2014
- Total of 21 Public Finance offices
- 105 Public Finance professionals
- Specialty sectors:
  - Education
  - Local Government/Municipal
  - Healthcare
  - Public-Private Partnerships/Development
  - Housing

Public Finance Underwritings

Negotiated	2014		2013		2012	
	Number	Par Amount	Number	Par Amount	Number	Par Amount
Senior Manager/Private Placement	630	$11,859,513,756	598	$9,928,173,963	559	$9,989,033,787
Co-Manager	174	$34,775,092,051	151	$41,793,904,000	162	$53,169,398,000
Total	**804**	**$46,634,605,807**	**749**	**$51,722,077,963**	**721**	**$63,158,431,787**

Competitive	2014		2013		2012	
	Number	Par Amount	Number	Par Amount	Number	Par Amount
Senior Manager	65	$3,357,904,999	73	$587,723,000	114	$803,240,000
Co-Manager	345	$9,258,771,169	268	$3,138,960,000	299	$4,586,264,000
Total	**410**	**$12,616,676,168**	**341**	**$3,726,683,000**	**413**	**$5,389,504,000**

National K-12 2014 Negotiated Deal Rankings

Rank	Book Runner	Par Amount (US$ mil)	Mkt. Share	# of Issues
1	Stifel Nicolaus & Co Inc	4,704.3	11.4	295
2	J P Morgan Securities LLC	4,365.9	10.6	23
3	RBC Capital Markets	4,289.9	10.4	241
4	Piper Jaffray & Co	3,366.0	8.2	149
5	Raymond James	2,537.2	6.2	123
6	Bank of America Merrill Lynch	2,484.8	6.0	20
7	Robert W Baird & Co Inc	1,737.3	4.2	159
8	Citi	1,490.1	3.6	28
9	BOSC Inc	1,325.8	3.2	61
10	D A Davidson & Co	1,290.7	3.1	130
11	George K Baum & Company Inc	1,213.7	3.0	103
12	Fifth Third Securities Inc	1,149.0	2.8	74
13	Morgan Stanley	1,136.5	2.8	22
14	Wells Fargo & Co	973.2	2.4	18
15	PNC Financial Services Group Inc	660.6	1.6	38
16	FirstSouthwest	606.4	1.5	33
17	Roosevelt & Cross Inc	539.8	1.3	77
18	Southwest Securities	455.1	1.1	25
19	City Securities Corporation	426.3	1.0	33
20	Janney Montgomery Scott LLC	382.1	.9	46

Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions.

21

Investment Banking

STIFEL

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2010

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,175	$661.7
2	JPMorgan	1,148	$661.8
3	Citi	1,063	$657.5
4	Morgan Stanley	1,041	$640.8
5	Barclays	959	$546.7
6	Wells Fargo Securities	931	$497.1
7	Credit Suisse	921	$543.3
8	Deutsche Bank	898	$535.1
9	**Stifel/KBW**	**878**	**$320.9**
10	Goldman Sachs	844	$565.4
11	RBC Capital Markets	833	$398.8
12	UBS	689	$384.5
13	**Raymond James**	**604**	**$306.2**
14	**Jefferies LLC**	**469**	**$110.2**
15	**Robert W Baird & Co**	**468**	**$132.7**
16	**Piper Jaffray & Co**	**459**	**$192.2**
17	**JMP Securities LLC**	**409**	**$76.8**
18	**Oppenheimer & Co Inc**	**402**	**$102.3**
19	**Cowen & Co LLC**	**366**	**$73.7**
20	**KeyBanc Capital Markets**	**364**	**$161.5**
21	**William Blair & Co LLC**	**345**	**$91.4**
22	**BMO Capital Markets**	**308**	**$115.4**
23	**Canaccord Genuity Corp**	**290**	**$34.8**
24	**Janney Montgomery Scott**	**253**	**$43.0**
25	**Ladenburg Thalmann & Co Inc**	**245**	**$36.0**

Bookrun Equity Deals Since 2010

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,083	$126.2
2	JPMorgan	1,028	$132.1
3	Morgan Stanley	964	$140.2
4	Citi	937	$126.9
5	Barclays	810	$110.5
6	Goldman Sachs	767	$123.4
7	Credit Suisse	756	$94.3
8	Deutsche Bank	717	$80.2
9	Wells Fargo Securities	654	$51.1
10	UBS	489	$47.7
11	**Jefferies LLC**	**377**	**$20.8**
12	RBC Capital Markets	375	$27.6
13	**Stifel/KBW**	**292**	**$14.9**
14	**Raymond James**	**185**	**$9.1**
15	**Piper Jaffray & Co**	**170**	**$7.1**
16	**Cowen & Co LLC**	**153**	**$5.1**
17	**Roth Capital Partners**	**115**	**$2.2**
18	**Robert W Baird & Co**	**114**	**$4.7**
19	**Leerink Partners LLC**	**111**	**$4.8**
20	**BMO Capital Markets**	**92**	**$5.7**
21	**Aegis Capital Corp**	**85**	**$1.2**
22	**KeyBanc Capital Markets**	**73**	**$4.6**
23	**Sandler O'Neill & Partners**	**70**	**$5.7**
24	**William Blair & Co LLC**	**69**	**$2.7**
25	Lazard Capital Markets	64	$1.8

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 2/28/15. Overlapping deals between Stifel and its acquired firms have been removed.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

22

Financial Overview

Stifel Financial Results

STIFEL

Three months ended December 31, 2014

($ in thousands, except per share amounts)	Three Months Ended December 31, 2014 Non-GAAP	Non-Core [1]	GAAP	Three Months Ended 12/31/13 [2]	% Change	9/30/14 [2]	% Change
Total revenues	$ 590,675	$ (39)	$ 590,636	$ 576,236	2.5%	$ 536,241	10.2%
Interest expense	12,560	-	12,560	11,555	8.7%	11,516	9.1%
Net revenues	578,115	(39)	578,076	564,681	2.4%	524,725	10.2%
Compensation and benefits	355,584	14,870	370,454	347,263	2.4%	324,193	9.7%
Non-comp operating expenses	132,792	5,452	138,244	126,990	4.6%	122,501	8.4%
Total non-interest expenses	488,376	20,322	508,698	474,253	3.0%	446,694	9.3%
Income from continuing operations before income taxes	89,739	(20,361)	69,378	90,428	(0.8%)	78,031	15.0%
Provision for income taxes	31,299	(7,409)	23,890	30,609	2.3%	29,333	6.7%
Net income from continuing operations	$ 58,440	$ (12,952)	$ 45,488	$ 59,819	(2.3%)	$ 48,698	20.0%
Discontinued operations:							
Loss from discontinued operations, net of tax	-	(306)	(306)	-		-	
Net income	$ 58,440	$ (13,258)	$ 45,182	$ 59,819	(2.3%)	$ 48,698	20.0%
Earnings per diluted common share:							
Income from continuing operations	$ 0.75	$ (0.16)	$ 0.59	$ 0.79	(5.1%)	$ 0.64	17.2%
Loss from discontinued operations	-	(0.01)	(0.01)	-		-	
Earnings per diluted common share	$ 0.75	$ (0.17)	$ 0.58	$ 0.79	(5.1%)	$ 0.64	17.2%
Weighted average number of shares outstanding:							
Diluted	77,540			75,495	2.7%	76,681	1.1%
Ratios to net revenues:							
Compensation and benefits	61.5%		64.1%	61.5%		61.8%	
Non-comp operating expenses	23.0%		23.9%	22.5%		23.3%	
Income from continuing operations before income taxes	15.5%		12.0%	16.0%		14.9%	

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions and discontinued operations of SN Canada.
(2) Results for the three months ended December 31, 2013 and September 30, 2014 are Core (non-GAAP).

24

Stifel Financial Results

STIFEL

Year ended December 31, 2014

($ in thousands, except per share amounts)	Year Ended December 31, 2014 Non-GAAP	Non-Core[1]	GAAP	Year Ended 12/31/13[2]	% Change
Total revenues	$ 2,254,747	$ (5,063)	$ 2,249,684	$ 2,024,538	11.4%
Interest expense	41,977	(717)	41,260	46,198	(9.1%)
Net revenues	2,212,770	(4,346)	2,208,424	1,978,340	11.8%
Compensation and benefits	1,378,018	25,914	1,403,932	1,236,991	11.4%
Non-comp operating expenses	497,480	16,218	513,698	446,265	11.5%
Total non-interest expenses	1,875,498	42,132	1,917,630	1,683,256	11.4%
Income from continuing operations before income taxes	337,272	(46,478)	290,794	295,084	14.3%
Provision for income taxes	126,840	(15,176)	111,664	110,426	14.9%
Net income from continuing operations	$ 210,432	$ (31,302)	$ 179,130	$ 184,658	14.0%
Discontinued operations:					
Loss from discontinued operations, net	-	(3,063)	(3,063)	-	
Net income	$ 210,432	$ (34,365)	$ 176,067	$ 184,658	14.0%
Earnings per diluted common share:					
Income from continuing operations	$ 2.76	$ (0.41)	$ 2.35	$ 2.51	10.0%
Loss from discontinued operations, net	-	(0.04)	(0.04)	-	
Earnings per diluted common share	$ 2.76	$ (0.45)	$ 2.31	$ 2.51	10.0%
Weighted average number of shares outstanding:					
Diluted	76,376			73,504	3.9%
***Ratios to net revenues*:**					
Compensation and benefits	62.3%		63.6%	62.5%	
Non-comp operating expenses	22.5%		23.3%	22.6%	
Income from continuing operations before income taxes	15.2%		13.2%	14.9%	

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions and discontinued operations of SN Canada.
(2) Results for the year ended December 31, 2013 are Core (non-GAAP).

25

Sources of Revenues

Three Months Ended Year Ended

%%%

($ in thousands) 12/31/14 12/31/13 Change 9/30/14 Change 12/31/14 12/31/13 Change

Commissions $ 174,990 $ 163,715 6.9% $ 162,814 7.5% $ 674,418 $ 640,287 5.3%

Principal transactions 94,109 105,393(10.7%) 94,915(0.8%) 409,823 408,954 0.2%

Brokerage revenues 269,099 269,108(0.0%) 257,729 4.4% 1,084,241 1,049,241 3.3%

Capital raising 71,178 73,537(3.2%) 72,478(1.8%) 305,198 256,307 19.1%

Advisory 103,423 87,481 18.2% 50,939 103.0% 273,491 201,429 35.8%

Investment banking 174,601 161,018 8.4% 123,417 41.5% 578,689 457,736 26.4%

Asset mgt and service fees 105,962 83,928 26.3% 96,638 9.6% 386,001 305,639 26.3%

Other(3,960) 19,391(120.4%) 4,803(182.4%) 14,785 64,659(77.1%)

Total operating revenues 545,702 533,445 2.3% 482,587 13.1% 2,063,716 1,877,275 9.9%

Interest revenue 44,934 40,711 10.4% 52,096(13.7%) 185,969 142,539 30.5%

Total revenues 590,636 574,156 2.9% 534,683 10.5% 2,249,685 2,019,814 11.4%

Interest expense 12,560 11,630 8.0% 11,228 11.9% 41,261 46,368(11.0%)

Net revenues $ 578,076 $ 562,526 2.8% $ 523,455 10.4% $ 2,208,424 $ 1,973,446 11.9%

Brokerage & Investment Banking Revenues

Three Months Ended Year Ended

($ in thousands) 12/31/14 12/31/13% Change 9/30/14% Change 12/31/14 12/31/13% Change

Global Wealth Management $ 160,022 $ 159,114 0.6% $ 157,595 1.5% $ 638,206 $ 632,804 0.9%

Institutional Group

Equity brokerage 67,273 59,259 13.5% 57,371 17.3% 249,845 228,755 9.2%

Fixed income brokerage 41,804 50,735(17.6%) 42,763(2.2%) 196,191 187,683 4.5%

Total Institutional Group 109,077 109,994(0.8%) 100,134 8.9% 446,036 416,438 7.1%

Total brokerage revenues 269,099 269,108 0.0% 257,729 4.4% 1,084,242 1,049,242 3.3%

Investment Banking:

Capital raising

Equity 49,866 57,335(13.0%) 56,413(11.6%) 232,454 183,307 26.8%

Fixed income 21,311 16,122 32.2% 16,066 32.6% 72,744 72,706 0.1%

Total capital raising 71,177 73,457(3.1%) 72,479(1.8%) 305,198 256,013 19.2%

Advisory fees 103,424 87,561 18.1% 50,938 103.0% 273,491 201,723 35.6%

Total Investment banking $ 174,601 $ 161,018 8.4% $ 123,417 41.5% $ 578,689 $ 457,736 26.4%

Core Non-Interest Expenses

STIFEL

Three months ended December 31, 2014

	Three Months Ended					% of Net revenues		
($ in thousands)	12/31/14 (1)	12/31/13	% Change	9/30/14	% Change	12/31/14 (1)	12/31/13	9/30/14
Net revenues	$ 578,115	$ 564,681	2.4%	$ 524,725	10.2%	100.0%	100.0%	100.0%
Compensation and benefits	332,364	324,569	2.4%	297,340	11.8%	57.5%	57.5%	56.7%
Transition pay (2)	23,220	22,694	2.3%	26,853	(13.5%)	4.0%	4.0%	5.1%
Total compensation and benefits	355,584	347,263	2.4%	324,193	9.7%	61.5%	61.5%	61.8%
Occupancy and equipment rental	42,550	40,892	4.1%	40,421	5.3%	7.4%	7.2%	7.7%
Communication and office supplies	28,449	24,974	13.9%	27,448	3.6%	4.9%	4.4%	5.2%
Commissions and floor brokerage	8,308	8,213	1.2%	9,971	(16.7%)	1.4%	1.5%	1.9%
Other operating expenses	53,485	52,911	1.1%	44,661	19.8%	9.3%	9.4%	8.5%
Total non-comp operating expenses	132,792	126,990	4.6%	122,501	8.4%	23.0%	22.5%	23.3%
Total non-interest expense	488,376	474,253	3.0%	446,694	9.3%	84.5%	84.0%	85.1%
Income from continuing operations before income taxes	89,739	90,428	(0.8%)	78,031	15.0%	15.5%	16.0%	14.9%
Provision for income taxes	31,299	30,609	2.3%	29,333	6.7%	5.4%	5.4%	5.6%
Non-GAAP net income from continuing operations	$ 58,440	$ 59,819	(2.3%)	$ 48,698	20.0%	10.1%	10.6%	9.3%
Non-core expenses (after-tax)	(12,952)	(7,693)		(8,605)				
GAAP net income from continuing operations	$ 45,488	$ 52,126		$ 40,093				

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

28

Core Non-Interest Expenses

STIFEL

Year ended December 31, 2014

($ in thousands)	Year Ended 12/31/14 [1]	12/31/13	% Change	% of Net revenues 12/31/14 [1]	12/31/13
Net revenues	**$ 2,212,770**	$ 1,978,340	**11.8%**	***100.0%***	*100.0%*
Compensation and benefits	**1,279,119**	1,150,883	**11.1%**	***57.8%***	*58.2%*
Transition pay [2]	**98,899**	86,108	**14.9%**	***4.5%***	*4.3%*
Total compensation and benefits	**1,378,018**	1,236,991	**11.4%**	***62.3%***	*62.5%*
Occupancy and equipment rental	**163,033**	149,488	**9.1%**	***7.4%***	*7.6%*
Communication and office supplies	**106,389**	95,539	**11.4%**	***4.8%***	*4.8%*
Commissions and floor brokerage	**36,556**	35,812	**2.1%**	***1.7%***	*1.8%*
Other operating expenses	**191,502**	165,426	**15.8%**	***8.6%***	*8.4%*
Total non-comp operating expenses	**497,480**	446,265	**11.5%**	***22.5%***	*22.6%*
Total non-interest expense	**1,875,498**	1,683,256	**11.4%**	***84.8%***	*85.1%*
Income from continuing operations before income taxes	**337,272**	295,084	**14.3%**	***15.2%***	*14.9%*
Provision for income taxes	**126,840**	110,426	**14.9%**	***5.7%***	*5.6%*
Non-GAAP net income from continuing operations	**$ 210,432**	$ 184,658	**14.0%**	***9.5%***	*9.3%*
Non-core expenses (after-tax)	(31,302)	(11,751)			
GAAP net income from continuing operations	**$ 179,130**	**$ 172,907**			

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

29

Segment Comparison—Core

Three and nine months ended December 31, 2014

Three Months Ended Year Ended

%%

($ in thousands) 12/31/14 12/31/13% Change 9/30/14 Change 12/31/14 12/31/13 Change

Net revenues:

Global Wealth Management $ 310,980 $ 292,836 6.2% $ 317,241(2.0%) $ 1,232,651 $ 1,117,179 10.3%

Institutional Group 272,732 267,282 2.0% 215,160 26.8% 993,581 861,158 15.4%

Other(5,597) 4,563 nm(7,676) nm(13,462) 3 nm

$ 578,115 $ 564,681 2.4% $ 524,725 10.2% $ 2,212,770 $ 1,978,340 11.8%

Operating contribution:

Global Wealth Management $ 84,178 $ 79,022 6.5% $ 94,026(10.5%) $ 346,978 $ 299,572 15.8%

Institutional Group 35,093 48,590(27.8%) 29,500 19.0% 152,905 142,889 7.0%

Other(29,532)(37,184)(20.6%)(45,495)(35.1%)(162,611)(147,377) 10.3%

$ 89,739 $ 90,428(0.8%) $ 78,031 15.0% $ 337,272 $ 295,084 14.3%

As a percentage of net revenues: (1)

Operating contribution

Global Wealth Management 27.1 27.0 29.6 28.1 26.8

Institutional Group 12.9 18.2 13.7 15.4 16.6

15.5 16.0 14.9 15.2 14.9

(1) Excludes the other segment.

Stifel Bank & Trust

STIFEL

An Operating Unit of GWM

	As of 12/31/14		As of 12/31/13			As of 9/30/14		
	Actual ($)	Yield (%)	Actual ($)	Yield (%)	% Change	Actual ($)	Yield (%)	% Change
Assets								
Cash	119,501	0.31	318,920	0.25	(62.5%)	142,444	0.39	(16.1%)
Investment securities [1]	2,684,947	2.61	3,062,602	2.19	(12.3%)	2,720,860	2.39	(1.3%)
Bank loans [2]	2,298,929	5.18	1,530,389	3.31	50.2%	1,988,076	4.82	15.6%
Total interest earning assets	5,103,377	2.92	4,911,911	2.42	3.9%	4,851,380	3.24	5.2%
Other assets (non-interest earning)	134,593		126,803			125,814		7.0%
Total assets	5,237,970		5,038,714		4.0%	4,977,194		5.2%
Liabilities								
Deposits	4,790,084	0.08	4,666,789	0.66	2.6%	4,552,524	0.15	5.2%
Other liabilities (non-interest bearing)	41,867		53,340		(21.5%)	35,348		18.4%
Total liabilites	4,831,951		4,720,129		2.4%	4,587,872		5.3%
Net interest margin		2.75		2.14			3.10	
Allowance for loan losses	$ 20,731		$ 12,668		63.6%	$ 18,996		9.1%
Allowance as a percentage of loans	0.94 %		0.89 %			1.01 %		
Non-performing assets as a percentage of total assets	0.11 %		0.03 %			0.07 %		

Note: Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages.
(1) Investment securities includes available-for-sale and held-to-maturity securities.
(2) Includes loans held for sale.

31

Capital Structure

As of December 31, 2014

($ in thousands)

Total Assets 9,518,151

Stockholders’ Equity 2,322,038

6.70% senior notes, due 2022 $ 175,000

5.375% senior notes, due 2022 150,000

4.250% senior notes, due 2024 300,000

Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500

Total Capitalization $ 3,029,538

Ratios:

Debt to Equity (1) 30.5%

Pro Forma Debt to Equity (2) 22.9%

Tier 1 Leverage Ratio 16.5%

Tier 1 Risk Based Capital Ratio 25.0%

(1) Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m) and Senior Notes ($625.0m) divided by stockholders’equity.

(2) Pro forma debt to equity ratio excludes the 6.70% senior notes, due 2022, that were redeemed by the Company on January 15, 2015.

Other Financial Data

As of As of

12/31/14 12/31/13% Change 9/30/14% Change

Total assets (000s):

Stifel Nicolaus & Stifel Financial $ 4,296,803 $ 3,986,927 7.8% $ 4,365,545(1.6%)

Stifel Bank 5,221,348 5,021,943 4.0% 4,960,572 5.3%

Total assets 9,518,151 $ 9,008,870 5.7% $ 9,326,117 2.1%

Total shareholders’ equity (000s):

Stifel Nicolaus & Stifel Financial $ 1,916,019 $ 1,740,264 10.1% $ 1,849,227 3.6%

Stifel Bank 406,019 318,585 27.4% 389,322 4.3%

Total shareholders’ equity 2,322,038 $ 2,058,849 12.8% $ 2,238,549 3.7%

Leverage ratio:

Stifel Nicolaus & Stifel Financial 1.6 1.9(11.8%) 1.7(4.1%)

Stifel Bank 12.9 15.8(18.4%) 12.7 0.9%

Total leverage ratio 3.1 3.7(14.0%) 3.2(0.8%)

Book value per share $ 35.00 $ 32.30 8.4% $ 33.92 3.2%

Financial advisors (1) 2,103 2,077 1.3% 2,096 0.3%

Full -time associates 6,223 5,862 6.2% 6,083 2.3%

Locations 367 357 2.8% 360 1.9%

Total client assets (000s) $ 186,558,000 $ 165,570,000 12.7% $ 172,742,000 8.0%

(1) Includes 138, 143, and 139 independent contractors as of December 31, 2014, December 31, 2013, and September 30, 2014.

Sterne Agee Merger

Why This Combination Makes Sense

This transaction brings together two companies with a shared goal of building the preeminent wealth management and investment banking firm

Leverages both the Wealth Management and Institutional Platforms

Significantly Increases Financial Advisors and Independent Representatives Nationwide in a Challenging Recruiting Environment

Highly Complementary Fixed Income Platforms

Accretive to Stifel

Sterne Agee Business Lines

sterne agee STIFEL

Global Wealth Management				Institutional	Strategic Evaluation	
Private Client	**Independent Advisors**	**Trust**	**Clearing**	**Fixed Income**	**FBC Mortgage**	**ECM**
Over 130 financial advisors in 23 branches with $10B in AUM and $1.4B in managed fee based accounts	Over 600 independent reps in 40 states with $10B in AUM	Private trust company offering the full range of trust services	Top 10 clearing firm in the U.S. with over $27B in assets under custody	Over 200 professionals with minimal overlap between the platforms	Agreement with founders to sell the business back to them	Committed to finding the right partner or spinning off as a separate stand-alone entity
$85M Revenue	$90M Revenue	$6M Revenue	$5M Revenue	$130M Revenue	$65M Revenue	$115 Revenue

Acquired business lines bring $300 - $325 million in annual gross revenues with an expected after-tax contribution of approximately $28 - $38 million after cost savings are fully phased-in

36

Transaction Highlights

Purchase Price:

Consideration Mix:

Retention:

Expected EPS Impact:

Required Approvals:

Anticipated Closing:

$150 million , based upon a premium to tangible book at closing

At closing, a minimum of 1.42 million shares of Stifel common stock valued at $51.55, and up to a maximum of 1.62 million shares

Approximately $77 million, based on the minimum number of shares issued, or $66 million, based on the maximum number of shares issued, to be paid in cash (subject to adjustments at closing based on shareholder elections)

Expected retention payments of $58 million, comprised of cash & RSUs

Approximately 6%—8% accretive to core EPS, with full implementation of cost savings

Subject to customary regulatory approvals and Sterne Agee shareholder approval

2nd Quarter of 2015

Financially Compelling Transaction

Attractive Returns Based on Conservative Modeling

Uses of Capital (Initial Estimate) Sources of Capital (Initial Estimate)

Economic Investment Equity

Purchase Price $150 Equity Issued (assume 1.42M shares) $73

Stifel’s Plus: Income Statement Expenses (after-tax) Retention (stock portion after tax) 18

Retention 35 Equity Investment $91

Investment Restructuring and One-Time Expenses 15

($M) Duplicative Corporate Overhead 32

Income Statement Expenses 81 Debt on Balance Sheet

Less: Estimated Tangible Book Value @ Close(40) Debt $100

Total Uses (Economic Investment) $191 Total Sources $191

• Potential gross revenue range for acquired business lines of $300 to $325 million

Conservatively • Expected after-tax net income contribution of between $28 and $38 million,

Modeled including full realization of cost savings and net of the cost of financing

• Expenses of $136 million pre-tax, or $81 million after-tax, comprised of retention,

restructuring and duplicative corporate overhead will flow through income

• Return on Economic Investment of 15%—20%, unlevered

Attractive Returns • Return on Equity Investment of 30%—40%

• Approximately 6%—8% accretive to EPS, with full implementation of cost savings

Significant Private Client Group Expansion

Increases Advisor Count by 35%

Sterne Agee’s Private Client Overview

Total Advisors 730 2,833

$10 billion in retail assets under management,

including $1.4 billion in managed fee based 600

accounts

• More than 130 financial advisors in 23 2,103 130

Independent

branches Reps

Sterne Agee’s Financial Services

(Independent) Overview

Over 600 independent representatives Financial

Over $10 billion in assets under management Advisors

Branches in 40 states

Serving clients in all 50 states

#6 Largest Private Client Franchise

Retail Brokerage By Number of Advisors/Reps1

Rank Firm Advisors

1 Morgan Stanley Wealth Management 16,162

2 Bank of America Merrill Lynch 15,900

3 Wells Fargo Securities 15,163

4 Raymond James 6,265

5 UBS 4,286

6 Stifel + Sterne Agee 2,833

Stifel 2,103

7 RBC Capital Markets 1,900

8 Oppenheimer & Co Inc 1,390

9 JPMorgan 800

10 Deutsche Bank 772

11 Sterne Agee & Leach Inc 730

12 Janney Montgomery Scott 725

13 Robert W Baird & Co 709

14 Stephens Inc. 526

15 Southwest Securities Inc 464

16 Canaccord Genuity Corp 425

17 Wedbush Securities Inc 400

18 DA Davidson & Co 320

19 Barclays Capital 250

20 Lazard Ca pital Markets 235

Pro Forma Franchise

Over $200 billion in total client assets

More than 2,800 financial advisors (including independent professionals)

Pro Forma Office Locations

¹Source: SIFMA and publicly available information. Broker table includes investment banks only.

Sterne Agee’s Trust Company and Clearing

Trust Company Overview

Offers a full range of trust services:

Investment Management

Estate Administration

Personal and Charitable Trusts

Retirement Plan Services

A Focus on:

Protecting and preserving client assets

Meeting current and future income needs

Providing for the distribution of wealth to future generations

Clearing Overview

9th Largest Clearing Firm in the Country¹

Over 85 broker/dealers clear through Sterne Agee

Over $27 billion in assets under custody

54,000+ customer accounts

51,000+ trades per month

Rank Firm # of clients

1 Pershing LLC 811

2 National Financial Services LLC 253

201

3 Merrill Lynch Professional Clearing Corp. & Broadcort

4 RBC Correspondent Services 180

5 Southwest Securities Inc. 145

6 Wedbush Securities Inc. 120

7 COR Clearing LLC 105

8 Goldman Sachs Execution and Clearing LP 91

9 Sterne Agee Clearing Inc. 87

10 FirstSouthwest 84

11 Apex Clearing Corp. 80

12 First Clearing LLC 80

13 Raymond James & Associates Inc. 37

14 LPL Financial LLC 6

Complementary Fixed Income Businesses

Sterne Agee’s fixed income capabilities will add over 200 individuals to Stifel’s platform.

Limited overlap across accounts due to Sterne Agee’s “Tier 1” account focus.

Sterne Agee’s Fixed Income Overview

Pro Forma

Offices throughout the U.S. providing :

Sales, Trading, Strategies, Analytics, and Research

Sterne Agee furnishes investment products that address the unique needs of its clients in two broad fixed income categories: Rate Products Agencies Mortgage Backed Securities Municipals

Credit Products

Structured Products

Investment Grade Corporates

High Yield Securities

Convertibles

Over 700 professionals

Pro forma revenues expected to exceed $450 million annually

Full suite of products and services

Widespread distribution capabilities

Offices in the U.S., London and Zurich

Non-Core Deal Costs

Three months ended

Actual Estimate

($ in thousands) 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16

Existing acquisitions

Stock-based compensation:

1919 Investment Counsel $—$—$—$ 11,170 $—$—$—$—$—$ -

Oriel Securities Holding Limited — 6,771 — — — -

Duplicative operating expenses:

Acacia Federal Savings Bank 1,723 2,762 1,227 10 — — —

De La Rosa & Co., Inc. 130 733 132 459 120 120 120 — -

Keefe, Bruyette & Woods, Inc. 445 432 23 108 — — —

Knight Fixed Income 2,407 94 9 2,684 2,600 2,600 2,600 2,600 2,600 -

1919 Investment Counsel—328 373 958 300 300 200 200 —

Miller Buckfire & Co., LLC 1,172 1,233 1,182 1,441 1,400 1,400 — —

Oriel Securities Holding Limited—557 589 1,116 1,000 1,000 500 — -

Ziegler Capital Management 4 11 229 39 — — —

Intangible amortization 563 1,257 1,730 2,377 1,600 1,600 2,200 2,200 2,200 2,200

Sterne Agee

Stock-based compensation — ——30,500 — —

Duplicative operating expenses — ——32,200 18,700 15,200 11,700 8,200

Sterne Agee costs (pre-tax) — ——62,700 18,700 15,200 11,700 8,200

Total Deal Costs (pre-tax) 6,444 7,407 12,265 20,361 7,020 69,720 24,320 20,200 16,500 10,400

Total Deal Costs (after-tax) (1) $ 4,055 $ 5,689 $ 8,605 $ 12,952 $ 4,212 $ 41,832 $ 14,592 $ 12,120 $ 9,900 $ 6,240

(1) Assumes an effective income tax rate of 40.0%.